Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
First Quarter 2018

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2018 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2018 Q1 vs.
(Dollars in millions, except per share data and as noted)	2018	2017	2017	2017	2017	2017	2017
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Income Statement
Net interest income	$5,718	$5,813	$5,700	$5,473	$5,474	(2)%	4%
Non-interest income	1,191	1,200	1,285	1,231	1,061	(1)	12
Total net revenue(1)	6,909	7,013	6,985	6,704	6,535	(1)	6
Provision for credit losses	1,674	1,926	1,833	1,800	1,992	(13)	(16)
Non-interest expense:
Marketing	414	460	379	435	396	(10)	5
Operating expenses	3,159	3,319	3,188	2,979	3,038	(5)	4
Total non-interest expense	3,573	3,779	3,567	3,414	3,434	(5)	4
Income from continuing operations before income taxes	1,662	1,308	1,585	1,490	1,109	27	50
Income tax provision	319	2,170	448	443	314	(85)	2
Income (loss) from continuing operations, net of tax	1,343	(862)	1,137	1,047	795	**	69
Income (loss) from discontinued operations, net of tax	3	(109)	(30)	(11)	15	**	(80)
Net income (loss)	1,346	(971)	1,107	1,036	810	**	66
Dividends and undistributed earnings allocated to participating securities(2)	(10)	(1)	(8)	(8)	(5)	**	100
Preferred stock dividends	(52)	(80)	(52)	(80)	(53)	(35)	(2)
Net income (loss) available to common stockholders	$1,284	$(1,052)	$1,047	$948	$752	**	71
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$2.63	$(1.95)	$2.22	$1.98	$1.53	**	72%
Income (loss) from discontinued operations	0.01	(0.22)	(0.06)	(0.02)	0.03	**	(67)
Net income (loss) per basic common share	$2.64	$(2.17)	$2.16	$1.96	$1.56	**	69
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$2.61	$(1.95)	$2.20	$1.96	$1.51	**	73
Income (loss) from discontinued operations	0.01	(0.22)	(0.06)	(0.02)	0.03	**	(67)
Net income (loss) per diluted common share	$2.62	$(2.17)	$2.14	$1.94	$1.54	**	70
Weighted-average common shares outstanding (in millions):
Basic	486.9	485.7	484.9	484.0	482.3	—	1
Diluted	490.8	485.7	489.0	488.1	487.9	1%	1
Common shares outstanding (period-end, in millions)	485.9	485.5	484.4	483.7	482.8	—	1
Dividends declared and paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—
Tangible book value per common share (period-end)(3)	61.29	60.28	63.06	60.94	58.66	2	4

						2018 Q1 vs.
(Dollars in millions)	2018	2017	2017	2017	2017	2017	2017
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Balance Sheet (Period-End)
Loans held for investment(4)	$248,256	$254,473	$252,422	$244,302	$240,588	(2)%	3%
Interest-earning assets	332,251	334,124	329,002	319,286	316,712	(1)	5
Total assets	362,857	365,693	361,402	350,593	348,549	(1)	4
Interest-bearing deposits	224,671	217,298	212,956	213,810	214,818	3	5
Total deposits	250,847	243,702	239,062	239,763	241,182	3	4
Borrowings	50,693	60,281	59,458	49,954	48,439	(16)	5
Common equity	44,842	44,370	45,794	44,777	43,680	1	3
Total stockholders’ equity	49,203	48,730	50,154	49,137	48,040	1	2
Balance Sheet (Average Balances)
Loans held for investment(4)	$249,726	$252,566	$245,822	$242,241	$241,505	(1)%	3%
Interest-earning assets	330,183	330,742	322,015	318,078	318,358	—	4
Total assets	362,049	363,045	355,191	349,891	351,641	—	3
Interest-bearing deposits	219,670	215,258	213,137	214,412	212,973	2	3
Total deposits	245,270	241,562	238,843	240,550	238,550	2	3
Borrowings	54,588	58,109	54,271	48,838	53,357	(6)	2
Common equity	44,670	46,350	45,816	44,645	43,833	(4)	2
Total stockholders’ equity	49,031	50,710	50,176	49,005	48,193	(3)	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2018 Q1 vs.
(Dollars in millions, except as noted)	2018	2017	2017	2017	2017	2017		2017
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Performance Metrics
Net interest income growth (period over period)	(2)%	2%	4%	—	—	**		**
Non-interest income growth (period over period)	(1)	(7)	4	16%	(5)%	**		**
Total net revenue growth (period over period)	(1)	—	4	3	—	**		**
Total net revenue margin(5)	8.37	8.48	8.68	8.43	8.21	(11	)bps	16	bps
Net interest margin(6)	6.93	7.03	7.08	6.88	6.88	(10)		5
Return on average assets	1.48	(0.95)	1.28	1.20	0.90	243		58
Return on average tangible assets(7)	1.55	(0.99)	1.34	1.25	0.95	254		60
Return on average common equity(8)	11.47	(8.14)	9.40	8.59	6.73	**		474
Return on average tangible common equity(9)	17.32	(12.12)	14.11	13.09	10.37	**		695
Non-interest expense as a percentage of average loans held for investment	5.72	5.98	5.80	5.64	5.69	(26)		3
Efficiency ratio(10)	51.72	53.89	51.07	50.92	52.55	(217)		(83)
Effective income tax rate for continuing operations	19.2	165.9	28.3	29.7	28.3	**		**
Employees (in thousands), period-end	47.9	49.3	50.4	49.9	48.4	(3)%		(1)%
Credit Quality Metrics
Allowance for loan and lease losses	$7,567	$7,502	$7,418	$7,170	$6,984	1%		8%
Allowance as a percentage of loans held for investment	3.05%	2.95%	2.94%	2.93%	2.90%	10	bps	15	bps
Net charge-offs	$1,618	$1,828	$1,606	$1,618	$1,510	(11)%		7%
Net charge-off rate(11)	2.59%	2.89%	2.61%	2.67%	2.50%	(30	)bps	9	bps
30+ day performing delinquency rate	2.72	3.23	2.93	2.69	2.61	(51)		11
30+ day delinquency rate	2.91	3.48	3.24	2.99	2.92	(57)		(1)
Capital Ratios(12)
Common equity Tier 1 capital	10.5%	10.3%	10.7%	10.7%	10.4%	20	bps	10	bps
Tier 1 capital	12.0	11.8	12.2	12.2	12.0	20		—
Total capital	14.5	14.4	14.8	14.9	14.7	10		(20)
Tier 1 leverage	10.1	9.9	10.5	10.3	9.9	20		20
Tangible common equity (“TCE”)(13)	8.6	8.3	8.8	8.8	8.5	30		10

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2018 Q1 vs.
	2018	2017	2017	2017	2017	2017	2017
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Interest income:
Loans, including loans held for sale	$6,134	$6,133	$5,960	$5,669	$5,626	—	9%
Investment securities	452	431	431	433	416	5%	9
Other	51	40	29	26	28	28	82
Total interest income	6,637	6,604	6,420	6,128	6,070	—	9
Interest expense:
Deposits	539	457	410	382	353	18	53
Securitized debt obligations	107	91	85	82	69	18	55
Senior and subordinated notes	251	209	194	179	149	20	68
Other borrowings	22	34	31	12	25	(35)	(12)
Total interest expense	919	791	720	655	596	16	54
Net interest income	5,718	5,813	5,700	5,473	5,474	(2)	4
Provision for credit losses	1,674	1,926	1,833	1,800	1,992	(13)	(16)
Net interest income after provision for credit losses	4,044	3,887	3,867	3,673	3,482	4	16
Non-interest income:
Interchange fees, net	643	665	662	676	570	(3)	13
Service charges and other customer-related fees	432	394	414	418	371	10	16
Net securities gains (losses)	8	1	68	(4)	—	**	**
Other	108	140	141	141	120	(23)	(10)
Total non-interest income	1,191	1,200	1,285	1,231	1,061	(1)	12
Non-interest expense:
Salaries and associate benefits	1,520	1,521	1,524	1,383	1,471	—	3
Occupancy and equipment	490	523	471	474	471	(6)	4
Marketing	414	460	379	435	396	(10)	5
Professional services	210	274	297	279	247	(23)	(15)
Communications and data processing	306	306	294	289	288	—	6
Amortization of intangibles	44	61	61	61	62	(28)	(29)
Other	589	634	541	493	499	(7)	18
Total non-interest expense	3,573	3,779	3,567	3,414	3,434	(5)	4
Income from continuing operations before income taxes	1,662	1,308	1,585	1,490	1,109	27	50
Income tax provision	319	2,170	448	443	314	(85)	2
Income (loss) from continuing operations, net of tax	1,343	(862)	1,137	1,047	795	**	69
Income (loss) from discontinued operations, net of tax	3	(109)	(30)	(11)	15	**	(80)
Net income (loss)	1,346	(971)	1,107	1,036	810	**	66
Dividends and undistributed earnings allocated to participating securities(2)	(10)	(1)	(8)	(8)	(5)	**	100
Preferred stock dividends	(52)	(80)	(52)	(80)	(53)	(35)	(2)
Net income (loss) available to common stockholders	$1,284	$(1,052)	$1,047	$948	$752	**	71

						2018 Q1 vs.
	2018	2017	2017	2017	2017	2017	2017
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$2.63	$(1.95)	$2.22	$1.98	$1.53	**	72%
Income (loss) from discontinued operations	0.01	(0.22)	(0.06)	(0.02)	0.03	**	(67)
Net income (loss) per basic common share	$2.64	$(2.17)	$2.16	$1.96	$1.56	**	69
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$2.61	$(1.95)	$2.20	$1.96	$1.51	**	73
Income (loss) from discontinued operations	0.01	(0.22)	(0.06)	(0.02)	0.03	**	(67)
Net income (loss) per diluted common share	$2.62	$(2.17)	$2.14	$1.94	$1.54	**	70
Weighted-average common shares outstanding (in millions):
Basic common shares	486.9	485.7	484.9	484.0	482.3	—	1%
Diluted common shares	490.8	485.7	489.0	488.1	487.9	1%	1
Dividends declared and paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2018 Q1 vs.
	2018	2017	2017	2017	2017	2017	2017
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,220	$4,458	$4,154	$3,352	$3,489	(5)%	21%
Interest-bearing deposits and other short-term investments	9,788	9,582	4,330	3,363	5,826	2	68
Total cash and cash equivalents	14,008	14,040	8,484	6,715	9,315	—	50
Restricted cash for securitization investors	309	312	304	300	486	(1)	(36)
Investment securities:
Securities available for sale, at fair value	47,155	37,655	39,742	41,120	41,260	25	14
Securities held to maturity, at carrying value	23,075	28,984	28,650	27,720	26,170	(20)	(12)
Total investment securities	70,230	66,639	68,392	68,840	67,430	5	4
Loans held for investment:(4)
Unsecuritized loans held for investment	213,313	218,806	217,659	214,864	211,038	(3)	1
Loans held in consolidated trusts	34,943	35,667	34,763	29,438	29,550	(2)	18
Total loans held for investment	248,256	254,473	252,422	244,302	240,588	(2)	3
Allowance for loan and lease losses	(7,567)	(7,502)	(7,418)	(7,170)	(6,984)	1	8
Net loans held for investment	240,689	246,971	245,004	237,132	233,604	(3)	3
Loans held for sale, at lower of cost or fair value	1,498	971	1,566	777	735	54	104
Premises and equipment, net	4,055	4,033	3,955	3,825	3,727	1	9
Interest receivable	1,496	1,536	1,426	1,346	1,368	(3)	9
Goodwill	14,536	14,533	14,532	14,524	14,521	—	—
Other assets	16,036	16,658	17,739	17,134	17,363	(4)	(8)
Total assets	$362,857	$365,693	$361,402	$350,593	$348,549	(1)	4

						2018 Q1 vs.
	2018	2017	2017	2017	2017	2017	2017
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Liabilities:
Interest payable	$353	$413	$301	$376	$260	(15)%	36%
Deposits:
Non-interest-bearing deposits	26,176	26,404	26,106	25,953	26,364	(1)	(1)
Interest-bearing deposits	224,671	217,298	212,956	213,810	214,818	3	5
Total deposits	250,847	243,702	239,062	239,763	241,182	3	4
Securitized debt obligations	18,665	20,010	17,087	18,358	18,528	(7)	1
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	656	576	767	958	1,046	14	(37)
Senior and subordinated notes	31,051	30,755	28,420	28,478	26,405	1	18
Other borrowings	321	8,940	13,184	2,160	2,460	(96)	(87)
Total other debt	32,028	40,271	42,371	31,596	29,911	(20)	7
Other liabilities	11,761	12,567	12,427	11,363	10,628	(6)	11
Total liabilities	313,654	316,963	311,248	301,456	300,509	(1)	4

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	31,779	31,656	31,526	31,413	31,326	—	1
Retained earnings	31,996	30,700	31,946	31,086	30,326	4	6
Accumulated other comprehensive loss	(1,599)	(926)	(622)	(683)	(934)	73	71
Treasury stock, at cost	(12,980)	(12,707)	(12,703)	(12,686)	(12,685)	2	2
Total stockholders’ equity	49,203	48,730	50,154	49,137	48,040	1	2
Total liabilities and stockholders’ equity	$362,857	$365,693	$361,402	$350,593	$348,549	(1)	4

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $335 million in Q1 2018, $377 million in Q4 2017, $356 million in Q3 2017, $313 million in Q2 2017 and $321 million in Q1 2017 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(3)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(4)
Included in loans held for investment are purchased credit-impaired loans (“PCI loans”) recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3,” or Accounting Standards Codification 310-30). These include certain of our consumer and commercial loans that were acquired through business combinations. The table below presents amounts related to PCI loans:

	2018	2017	2017	2017	2017
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
PCI loans:
Period-end unpaid principal balance	$10,542	$11,399	$12,658	$13,599	$14,838
Period-end loans held for investment	9,935	10,775	11,985	12,895	14,102
Average loans held for investment	10,286	11,060	12,270	13,305	14,433

(5)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(6)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(7)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(8)
Return on average common equity is calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(9)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(10)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(11)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(12)
Capital ratios as of the end of Q1 2018 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(13)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2018 Q1			2017 Q4			2017 Q1
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$250,906	$6,134	9.78%	$254,080	$6,133	9.66%	$242,249	$5,626	9.29%
Investment securities	69,576	452	2.60	68,992	431	2.50	68,418	416	2.43
Cash equivalents and other	9,701	51	2.10	7,670	40	2.09	7,691	28	1.46
Total interest-earning assets	$330,183	$6,637	8.04	$330,742	$6,604	7.99	$318,358	$6,070	7.63
Interest-bearing liabilities:
Interest-bearing deposits	$219,670	$539	0.98	$215,258	$457	0.85	$212,973	$353	0.66
Securitized debt obligations	19,698	107	2.17	19,751	91	1.84	17,176	69	1.61
Senior and subordinated notes	30,430	251	3.30	30,020	209	2.78	24,804	149	2.40
Other borrowings and liabilities	6,849	22	1.28	10,355	34	1.31	12,356	25	0.81
Total interest-bearing liabilities	$276,647	$919	1.33	$275,384	$791	1.15	$267,309	$596	0.89
Net interest income/spread		$5,718	6.71		$5,813	6.84		$5,474	6.74
Impact of non-interest-bearing funding			0.22			0.19			0.14
Net interest margin			6.93%			7.03%			6.88%
__________

(1)
Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting. In the first quarter of 2018, we adopted Accounting Standard Update No. 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities. As a result, interest income and interest expense amounts shown above for Q1 2018 include $1 million and $30 million, respectively, related to hedge ineffectiveness that was previously included in other non-interest income.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2018 Q1 vs.
	2018	2017	2017	2017	2017	2017	2017
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$98,535	$105,293	$99,981	$92,866	$91,092	(6)%	8%
International card businesses	9,041	9,469	9,149	8,724	8,121	(5)	11
Total credit card	107,576	114,762	109,130	101,590	99,213	(6)	8
Consumer banking:
Auto	54,811	53,991	53,290	51,765	49,771	2	10
Home loan	16,630	17,633	18,820	19,724	20,738	(6)	(20)
Retail banking	3,233	3,454	3,454	3,484	3,473	(6)	(7)
Total consumer banking	74,674	75,078	75,564	74,973	73,982	(1)	1
Commercial banking:
Commercial and multifamily real estate	27,360	26,150	27,944	27,428	27,218	5	1
Commercial and industrial	38,208	38,025	39,306	39,801	39,638	—	(4)
Total commercial lending	65,568	64,175	67,250	67,229	66,856	2	(2)
Small-ticket commercial real estate	385	400	420	443	464	(4)	(17)
Total commercial banking	65,953	64,575	67,670	67,672	67,320	2	(2)
Other loans	53	58	58	67	73	(9)	(27)
Total loans held for investment	$248,256	$254,473	$252,422	$244,302	$240,588	(2)	3
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$100,450	$101,087	$93,729	$91,769	$93,034	(1)%	8%
International card businesses	9,052	8,942	8,816	8,274	8,135	1	11
Total credit card	109,502	110,029	102,545	100,043	101,169	—	8
Consumer banking:
Auto	54,344	53,747	52,615	50,803	48,673	1	12
Home loan	17,224	18,109	19,302	20,203	21,149	(5)	(19)
Retail banking	3,429	3,433	3,446	3,463	3,509	—	(2)
Total consumer banking	74,997	75,289	75,363	74,469	73,331	—	2
Commercial banking:
Commercial and multifamily real estate	26,542	27,770	27,703	27,401	26,587	(4)	—
Commercial and industrial	38,246	39,020	39,723	39,815	39,877	(2)	(4)
Total commercial lending	64,788	66,790	67,426	67,216	66,464	(3)	(3)
Small-ticket commercial real estate	393	410	433	453	474	(4)	(17)
Total commercial banking	65,181	67,200	67,859	67,669	66,938	(3)	(3)
Other loans	46	48	55	60	67	(4)	(31)
Total average loans held for investment	$249,726	$252,566	$245,822	$242,241	$241,505	(1)	3

						2018 Q1 vs.
	2018	2017	2017	2017	2017	2017		2017
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	5.26%	5.08%	4.64%	5.11%	5.14%	18	bps	12	bps
International card businesses	2.49	3.92	3.08	4.08	3.69	(143)		(120)
Total credit card	5.03	4.99	4.51	5.02	5.02	4		1
Consumer banking:
Auto	1.53	2.12	1.96	1.70	1.64	(59)		(11)
Home loan	(0.03)	0.23	0.02	0.04	0.03	(26)		(6)
Retail banking	1.89	1.94	2.10	1.71	1.92	(5)		(3)
Total consumer banking	1.19	1.66	1.47	1.25	1.19	(47)		—
Commercial banking:
Commercial and multifamily real estate	—	(0.01)	(0.01)	0.03	—	1		—
Commercial and industrial	0.20	1.47	1.64	1.34	0.22	(127)		(2)
Total commercial lending	0.12	0.86	0.97	0.81	0.13	(74)		(1)
Small-ticket commercial real estate	(0.18)	(0.05)	0.12	(0.22)	1.05	(13)		(123)
Total commercial banking	0.11	0.85	0.96	0.80	0.14	(74)		(3)
Total net charge-offs	2.59	2.89	2.61	2.67	2.50	(30)		9
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.57%	4.01%	3.94%	3.63%	3.71%	(44	)bps	(14	)bps
International card businesses	3.62	3.64	3.54	3.28	3.39	(2)		23
Total credit card	3.58	3.98	3.91	3.60	3.68	(40)		(10)
Consumer banking:
Auto	5.15	6.51	5.71	5.40	5.03	(136)		12
Home loan	0.20	0.20	0.17	0.14	0.15	—		5
Retail banking	0.75	0.76	0.73	0.54	0.59	(1)		16
Total consumer banking	3.86	4.76	4.10	3.79	3.45	(90)		41
Nonperforming Loans and Nonperforming Assets Rates(1)(2)
Credit card:
International card businesses	0.25%	0.25%	0.28%	0.37%	0.47%	—		(22	)bps
Total credit card	0.02	0.02	0.02	0.03	0.04	—		(2)
Consumer banking:
Auto	0.50	0.70	0.65	0.53	0.36	(20	)bps	14
Home loan	0.86	1.00	0.84	1.31	1.27	(14)		(41)
Retail banking	1.04	1.00	0.97	0.96	0.82	4		22
Total consumer banking	0.61	0.78	0.71	0.75	0.64	(17)		(3)
Commercial banking:
Commercial and multifamily real estate	0.01	0.15	0.23	0.13	0.13	(14)		(12)
Commercial and industrial	0.78	0.63	1.82	1.62	2.02	15		(124)
Total commercial lending	0.46	0.43	1.16	1.01	1.25	3		(79)
Small-ticket commercial real estate	1.46	1.65	1.59	1.89	1.65	(19)		(19)
Total commercial banking	0.47	0.44	1.16	1.01	1.25	3		(78)
Total nonperforming loans	0.32	0.35	0.54	0.53	0.57	(3)		(25)
Total nonperforming assets	0.35	0.41	0.60	0.60	0.66	(6)		(31)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended March 31, 2018
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other(3)	Total
Allowance for loan and lease losses:
Balance as of December 31, 2017	$5,273	$375	$5,648	$1,119	$58	$65	$1,242	$611	$1	$7,502
Charge-offs	(1,697)	(128)	(1,825)	(410)	—	(21)	(431)	(21)	1	(2,276)
Recoveries	376	72	448	202	1	5	208	2	—	658
Net charge-offs	(1,321)	(56)	(1,377)	(208)	1	(16)	(223)	(19)	1	(1,618)
Provision (benefit) for loan and lease losses	1,380	76	1,456	226	(6)	14	234	(5)	(1)	1,684
Allowance build (release) for loan and lease losses	59	20	79	18	(5)	(2)	11	(24)	—	66
Other changes(4)	—	(1)	(1)	—	—	—	—	—	—	(1)
Balance as of March 31, 2018	5,332	394	5,726	1,137	53	63	1,253	587	1	7,567
Reserve for unfunded lending commitments:
Balance as of December 31, 2017	—	—	—	—	—	7	7	117	—	124
Benefit for losses on unfunded lending commitments	—	—	—	—	—	(1)	(1)	(9)	—	(10)
Balance as of March 31, 2018	—	—	—	—	—	6	6	108	—	114
Combined allowance and reserve as of March 31, 2018	$5,332	$394	$5,726	$1,137	$53	$69	$1,259	$695	$1	$7,681

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended March 31, 2018
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,558	$1,615	$536	$9	$5,718
Non-interest income	857	174	187	(27)	1,191
Total net revenue (loss)	4,415	1,789	723	(18)	6,909
Provision (benefit) for credit losses	1,456	233	(14)	(1)	1,674
Non-interest expense	2,039	1,000	403	131	3,573
Income (loss) from continuing operations before income taxes	920	556	334	(148)	1,662
Income tax provision (benefit)	213	130	78	(102)	319
Income (loss) from continuing operations, net of tax	$707	$426	$256	$(46)	$1,343

	Three Months Ended December 31, 2017
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(5)(6)	Total
Net interest income	$3,568	$1,636	$566	$43	$5,813
Non-interest income	847	179	188	(14)	1,200
Total net revenue	4,415	1,815	754	29	7,013
Provision for credit losses	1,486	340	100	—	1,926
Non-interest expense	2,108	1,081	437	153	3,779
Income (loss) from continuing operations before income taxes	821	394	217	(124)	1,308
Income tax provision	297	144	79	1,650	2,170
Income (loss) from continuing operations, net of tax	$524	$250	$138	$(1,774)	$(862)

	Three Months Ended March 31, 2017
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income	$3,346	$1,517	$566	$45	$5,474
Non-interest income	738	195	158	(30)	1,061
Total net revenue	4,084	1,712	724	15	6,535
Provision (benefit) for credit losses	1,717	279	(2)	(2)	1,992
Non-interest expense	1,929	1,042	391	72	3,434
Income (loss) from continuing operations before income taxes	438	391	335	(55)	1,109
Income tax provision (benefit)	167	143	122	(118)	314
Income from continuing operations, net of tax	$271	$248	$213	$63	$795

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2018 Q1 vs.
	2018	2017	2017	2017	2017	2017		2017
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Credit Card
Earnings:
Net interest income	$3,558	$3,568	$3,440	$3,294	$3,346	—		6%
Non-interest income	857	847	865	875	738	1%		16
Total net revenue	4,415	4,415	4,305	4,169	4,084	—		8
Provision for credit losses	1,456	1,486	1,466	1,397	1,717	(2)		(15)
Non-interest expense	2,039	2,108	1,961	1,918	1,929	(3)		6
Income from continuing operations before income taxes	920	821	878	854	438	12		110
Income tax provision	213	297	306	301	167	(28)		28
Income from continuing operations, net of tax	$707	$524	$572	$553	$271	35		161
Selected performance metrics:
Period-end loans held for investment	$107,576	$114,762	$109,130	$101,590	$99,213	(6)		8
Average loans held for investment	109,502	110,029	102,545	100,043	101,169	—		8
Average yield on loans held for investment(8)	15.24%	15.13%	15.58%	15.14%	14.99%	11	bps	25	bps
Total net revenue margin(9)	16.13	16.05	16.79	16.67	16.14	8		(1)
Net charge-off rate	5.03	4.99	4.51	5.02	5.02	4		1
30+ day performing delinquency rate	3.58	3.98	3.91	3.60	3.68	(40)		(10)
30+ day delinquency rate	3.59	3.99	3.92	3.62	3.71	(40)		(12)
Nonperforming loan rate(1)	0.02	0.02	0.02	0.03	0.04	—		(2)
Purchase volume(10)	$86,545	$95,659	$84,505	$83,079	$73,197	(10)%		18%

						2018 Q1 vs.
	2018	2017	2017	2017	2017	2017		2017
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Domestic Card
Earnings:
Net interest income	$3,229	$3,268	$3,132	$3,011	$3,093	(1)%		4%
Non-interest income	774	781	787	802	699	(1)		11
Total net revenue	4,003	4,049	3,919	3,813	3,792	(1)		6
Provision for credit losses	1,380	1,402	1,417	1,327	1,637	(2)		(16)
Non-interest expense	1,832	1,880	1,754	1,727	1,717	(3)		7
Income from continuing operations before income taxes	791	767	748	759	438	3		81
Income tax provision	184	280	273	277	160	(34)		15
Income from continuing operations, net of tax	$607	$487	$475	$482	$278	25		118
Selected performance metrics:
Period-end loans held for investment	$98,535	$105,293	$99,981	$92,866	$91,092	(6)		8
Average loans held for investment	100,450	101,087	93,729	91,769	93,034	(1)		8
Average yield on loans held for investment(8)	15.10%	15.08%	15.51%	15.07%	15.01%	2	bps	9	bps
Total net revenue margin(9)	15.94	16.03	16.72	16.62	16.30	(9)		(36)
Net charge-off rate	5.26	5.08	4.64	5.11	5.14	18		12
30+ day delinquency rate	3.57	4.01	3.94	3.63	3.71	(44)		(14)
Purchase volume(10)	$79,194	$87,287	$76,806	$75,781	$66,950	(9)%		18%
Refreshed FICO scores:(11)
Greater than 660	66%	66%	65%	64%	63%	—		3
660 or below	34	34	35	36	37	—		(3)
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2018 Q1 vs.
	2018	2017	2017	2017	2017	2017		2017
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Consumer Banking
Earnings:
Net interest income	$1,615	$1,636	$1,649	$1,578	$1,517	(1)%		6%
Non-interest income	174	179	192	183	195	(3)		(11)
Total net revenue	1,789	1,815	1,841	1,761	1,712	(1)		4
Provision for credit losses	233	340	293	268	279	(31)		(16)
Non-interest expense	1,000	1,081	1,051	1,059	1,042	(7)		(4)
Income from continuing operations before income taxes	556	394	497	434	391	41		42
Income tax provision	130	144	181	158	143	(10)		(9)
Income from continuing operations, net of tax	$426	$250	$316	$276	$248	70		72
Selected performance metrics:
Period-end loans held for investment	$74,674	$75,078	$75,564	$74,973	$73,982	(1)		1
Average loans held for investment	74,997	75,289	75,363	74,469	73,331	—		2
Average yield on loans held for investment(8)	6.86%	6.84%	6.79%	6.56%	6.48%	2	bps	38	bps
Auto loan originations	$6,707	$6,215	$7,043	$7,453	$7,025	8%		(5)%
Period-end deposits	193,073	185,842	184,719	186,607	188,216	4		3
Average deposits	187,785	184,799	185,072	186,989	183,936	2		2
Average deposits interest rate	0.80%	0.69%	0.62%	0.59%	0.57%	11	bps	23	bps
Net charge-off rate	1.19	1.66	1.47	1.25	1.19	(47)		—
30+ day performing delinquency rate	3.86	4.76	4.10	3.79	3.45	(90)		41
30+ day delinquency rate	4.27	5.34	4.61	4.33	3.93	(107)		34
Nonperforming loan rate(1)	0.61	0.78	0.71	0.75	0.64	(17)		(3)
Nonperforming asset rate(2)	0.70	0.91	0.88	0.96	0.92	(21)		(22)
Auto—At origination FICO scores:(12)
Greater than 660	51%	51%	51%	51%	51%	—		—
621-660	18	18	18	18	18	—		—
620 or below	31	31	31	31	31	—		—
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2018 Q1 vs.
	2018	2017	2017	2017	2017	2017		2017
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Commercial Banking
Earnings:
Net interest income	$536	$566	$560	$569	$566	(5)%		(5)%
Non-interest income	187	188	179	183	158	(1)		18
Total net revenue(6)(7)	723	754	739	752	724	(4)		—
Provision (benefit) for credit losses	(14)	100	63	140	(2)	**		**
Non-interest expense	403	437	394	381	391	(8)		3
Income from continuing operations before income taxes	334	217	282	231	335	54		—
Income tax provision	78	79	103	85	122	(1)		(36)
Income from continuing operations, net of tax	$256	$138	$179	$146	$213	86		20
Selected performance metrics:
Period-end loans held for investment	$65,953	$64,575	$67,670	$67,672	$67,320	2		(2)
Average loans held for investment	65,181	67,200	67,859	67,669	66,938	(3)		(3)
Average yield on loans held for investment(6)(8)	4.16%	4.03%	3.98%	3.81%	3.65%	13	bps	51	bps
Period-end deposits	$34,449	$33,938	$32,783	$33,153	$33,735	2%		2%
Average deposits	34,057	34,117	33,197	34,263	34,219	—		—
Average deposits interest rate	0.52%	0.46%	0.42%	0.36%	0.31%	6	bps	21	bps
Net charge-off rate	0.11	0.85	0.96	0.80	0.14	(74)		(3)
Nonperforming loan rate(1)	0.47	0.44	1.16	1.01	1.25	3		(78)
Nonperforming asset rate(2)	0.49	0.52	1.22	1.04	1.27	(3)		(78)
Risk category:(13)
Noncriticized	$62,773	$61,162	$63,501	$63,802	$63,390	3%		(1)%
Criticized performing	2,432	2,649	2,878	2,660	2,492	(8)		(2)
Criticized nonperforming	309	284	788	686	844	9		(63)
PCI loans	439	480	503	524	594	(9)		(26)
Total commercial loans	$65,953	$64,575	$67,670	$67,672	$67,320	2		(2)
Risk category as a percentage of period-end loans held for investment:(13)
Noncriticized	95.1%	94.7%	93.8%	94.3%	94.2%	40	bps	90	bps
Criticized performing	3.7	4.1	4.3	3.9	3.7	(40)		—
Criticized nonperforming	0.5	0.4	1.2	1.0	1.2	10		(70)
PCI loans	0.7	0.8	0.7	0.8	0.9	(10)		(20)
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2018 Q1 vs.
	2018	2017	2017	2017	2017	2017	2017
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Other(5)
Earnings:
Net interest income	$9	$43	$51	$32	$45	(79)%	(80)%
Non-interest income	(27)	(14)	49	(10)	(30)	93	(10)
Total net revenue (loss)(6)(7)	(18)	29	100	22	15	**	**
Provision (benefit) for credit losses	(1)	—	11	(5)	(2)	**	(50)
Non-interest expense(14)	131	153	161	56	72	(14)	82
Loss from continuing operations before income taxes	(148)	(124)	(72)	(29)	(55)	19	169
Income tax provision (benefit)	(102)	1,650	(142)	(101)	(118)	**	(14)
Income (loss) from continuing operations, net of tax	$(46)	$(1,774)	$70	$72	$63	(97)	**
Selected performance metrics:
Period-end loans held for investment	$53	$58	$58	$67	$73	(9)	(27)
Average loans held for investment	46	48	55	60	67	(4)	(31)
Period-end deposits	23,325	23,922	21,560	20,003	19,231	(2)	21
Average deposits	23,428	22,646	20,574	19,298	20,395	3	15
Total
Earnings:
Net interest income	$5,718	$5,813	$5,700	$5,473	$5,474	(2)%	4%
Non-interest income	1,191	1,200	1,285	1,231	1,061	(1)	12
Total net revenue	6,909	7,013	6,985	6,704	6,535	(1)	6
Provision for credit losses	1,674	1,926	1,833	1,800	1,992	(13)	(16)
Non-interest expense	3,573	3,779	3,567	3,414	3,434	(5)	4
Income from continuing operations before income taxes	1,662	1,308	1,585	1,490	1,109	27	50
Income tax provision	319	2,170	448	443	314	(85)	2
Income (loss) from continuing operations, net of tax	$1,343	$(862)	$1,137	$1,047	$795	**	69
Selected performance metrics:
Period-end loans held for investment	$248,256	$254,473	$252,422	$244,302	$240,588	(2)	3
Average loans held for investment	249,726	252,566	245,822	242,241	241,505	(1)	3
Period-end deposits	250,847	243,702	239,062	239,763	241,182	3	4
Average deposits	245,270	241,562	238,843	240,550	238,550	2	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(2)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets.

(3)	Primarily consists of the legacy loan portfolio of our discontinued GreenPoint mortgage operations.

(4)	Represents foreign currency translation adjustments and the net impact of loan transfers and sales where applicable.

(5)
Charges for the impacts of the Tax Act of $1.77 billion are reflected in the Other category of our business segment results for Q4 2017. This amount is a reasonable estimate as of December 31, 2017, which may be adjusted during the measurement period ending no later than December 2018. The Tax Act refers to the Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on budget for fiscal year 2018 enacted on December 22, 2017.

(6)
Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate (21% for the first quarter of 2018 and 35% for all periods in 2017) and state taxes where applicable, with offsetting reductions to the Other category.

(7)
In the first quarter of 2018, we made a change in how revenue is measured in our Commercial Banking business to include the tax benefits of losses on certain investments. These tax benefits are included in revenue on a taxable-equivalent basis within our Commercial Banking business, with an offsetting reduction to the Other category. In addition, all revenue presented on a taxable-equivalent basis in our Commercial Banking business was impacted by the reduction of the federal tax rate set forth in the Tax Act. The net impact of the measurement change and the reduction of the federal tax rate was a decrease of $28 million in revenue in our Commercial Banking business in the first quarter of 2018, with an offsetting impact to the Other category.

(8)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(9)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(10)	Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.

(11)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(12)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(13)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(14)	Includes charges incurred as a result of restructuring activities.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Regulatory Capital Metrics
Common equity excluding AOCI	$46,441	$45,296	$46,415	$45,459	$44,614
Adjustments:
AOCI(2)(3)	(1,599)	(808)	(538)	(593)	(807)
Goodwill, net of related deferred tax liabilities	(14,379)	(14,380)	(14,300)	(14,299)	(14,302)
Intangible assets, net of related deferred tax liabilities(3)	(371)	(330)	(372)	(419)	(465)
Other	620	258	93	78	121
Common equity Tier 1 capital	$30,712	$30,036	$31,298	$30,226	$29,161
Tier 1 capital	$35,073	$34,396	$35,657	$34,585	$33,519
Total capital(4)	42,264	41,962	43,272	42,101	40,979
Risk-weighted assets	291,352	292,225	292,041	283,231	279,302
Adjusted average assets(5)	347,287	348,424	340,579	335,248	336,990
Capital Ratios
Common equity Tier 1 capital(6)	10.5%	10.3%	10.7%	10.7%	10.4%
Tier 1 capital(7)	12.0	11.8	12.2	12.2	12.0
Total capital(8)	14.5	14.4	14.8	14.9	14.7
Tier 1 leverage(5)	10.1	9.9	10.5	10.3	9.9
Tangible common equity (“TCE”)(9)	8.6	8.3	8.8	8.8	8.5

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results and provide alternate measurements of our performance. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2018				2017				2017
	Q1				Q4				Q1
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results
Selected income statement data:
Net interest income	$5,718	—		$5,718	$5,813	$11		$5,824	$5,474	$33		$5,507
Non-interest income	1,191	$2		1,193	1,200	9		1,209	1,061	37		1,098
Total net revenue	6,909	2		6,911	7,013	20		7,033	6,535	70		6,605
Provision for credit losses	1,674	—		1,674	1,926	—		1,926	1,992	—		1,992
Non-interest expense	3,573	(17)		3,556	3,779	(87)		3,692	3,434	(29)		3,405
Income from continuing operations before income taxes	1,662	19		1,681	1,308	107		1,415	1,109	99		1,208
Income tax provision (benefit)	319	4		323	2,170	(1,742)		428	314	(1)		313
Income (loss) from continuing operations, net of tax	1,343	15		1,358	(862)	1,849		987	795	100		895
Income (loss) from discontinued operations, net of tax	3	—		3	(109)	—		(109)	15	—		15
Net income (loss)	1,346	15		1,361	(971)	1,849		878	810	100		910
Dividends and undistributed earnings allocated to participating securities(11)	(10)	—		(10)	(1)	(5)		(6)	(5)	—		(5)
Preferred stock dividends	(52)	—		(52)	(80)	—		(80)	(53)	—		(53)
Net income (loss) available to common stockholders	$1,284	$15		$1,299	$(1,052)	$1,844		$792	$752	$100		$852
Selected performance metrics:
Diluted EPS(11)	$2.62	$0.03		$2.65	$(2.17)	$3.79		$1.62	$1.54	$0.21		$1.75
Efficiency ratio	51.72%	(27	)bps	51.45%	53.89%	(139	)bps	52.50%	52.55%	(100	)bps	51.55%

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of tangible common equity (“TCE”), tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, our measures may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2018	2017	2017	2017	2017
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Tangible Common Equity (Period-End)
Stockholders’ equity	$49,203	$48,730	$50,154	$49,137	$48,040
Goodwill and intangible assets(12)	(15,063)	(15,106)	(15,249)	(15,301)	(15,360)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$29,780	$29,264	$30,545	$29,476	$28,320
Tangible Common Equity (Average)
Stockholders’ equity	$49,031	$50,710	$50,176	$49,005	$48,193
Goodwill and intangible assets(12)	(15,092)	(15,223)	(15,277)	(15,336)	(15,395)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$29,579	$31,127	$30,539	$29,309	$28,438
Tangible Assets (Period-End)
Total assets	$362,857	$365,693	$361,402	$350,593	$348,549
Goodwill and intangible assets(12)	(15,063)	(15,106)	(15,249)	(15,301)	(15,360)
Tangible assets	$347,794	$350,587	$346,153	$335,292	$333,189
Tangible Assets (Average)
Total assets	$362,049	$363,045	$355,191	$349,891	$351,641
Goodwill and intangible assets(12)	(15,092)	(15,223)	(15,277)	(15,336)	(15,395)
Tangible assets	$346,957	$347,822	$339,914	$334,555	$336,246
__________

(1)	Regulatory capital metrics and capital ratios as of March 31, 2018 are preliminary and therefore subject to change.

(2)	Amounts presented are net of tax.

(3)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 80% for 2017 and 100% for 2018.

(4)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(5)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(6)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(7)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(8)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(9)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(10)	Adjustments for the following periods consist of:

	2018	2017	2017
(Dollars in millions)	Q1	Q4	Q1
Restructuring charges	$19	$76	—
Impacts of the Tax Act	—	1,769	—
U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”)	—	31	$99
Total	19	1,876	99
Income tax provision (benefit)	4	27	(1)
Net income	$15	$1,849	$100

(11)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.

(12)	Includes impact of related deferred taxes.